CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.2

Amendment No. 22

to

License Agreement dated as of November 1, 1994

by and between S&P Dow Jones Indices, LLC (“S&P”)

and

Cboe Exchange, Inc. (“CBOE”)

(formerly Chicago Board Options Exchange, Incorporated)

as previously amended (the “1994 Agreement” or “License Agreement”)

This Amendment No. 22 (“Amendment No. 22”), effective as of September 1, 2022, (“Amendment Effective Date”) to the 1994 Agreement dated as of November 1, 1994, by and between S&P Dow Jones Indices, LLC (“S&P”)  and Cboe Exchange, Inc. (“CBOE”), as previously amended by Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1, 2003, Amended and Restated Amendment No. 6 effective February 24, 2009 (which implemented “Addendum No. 1”), Amended and Restated Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, Amendment No. 10 effective June 19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013, Amendment No. 13 effective December 21, 2017, Amendment No. 14 effective  January 1, 2017, Amendment No. 15 effective January 15, 2019, Amendment No. 16 effective April 1, 2020, Amendment No. 17 effective August 1, 2020, Amendment No. 18 effective October 26, 2021, Amendment No. 19 effective February 23, 2022, and Amendment No. 20, effective as of April 25, 2022 (Amendment No. 9 effective April 23, 2007 having been terminated as of February 24, 2009).  Amendment No. 21 is in process but not yet finalized.

WHEREAS, CBOE and S&P desire to set forth terms with respect to commercializing certain CBOE Amendment No. 6 Indexes that are calculated using a methodology licensed from a third party.

NOW THEREFORE, the parties agree as follows:

1.New paragraph (aa) is hereby added to Section 1 of Addendum No. 1 as follows:

“(aa)“CBOE Third-Party Methodology Index” or “CBOE TPMI” shall mean a CBOE Amendment No. 6 Index identified in Exhibit D to this Addendum No. 1 that is calculated using a methodology licensed from a third party. Any additions to Exhibit D shall be mutually agreed in writing by the parties.”

2.New paragraphs (j), (k) and (l) are hereby added to Section 2 of Addendum No. 1 as follows:

“(j)CBOE TPMI methodologies shall not be “CBOE Index Methodologies” under Addendum No. 2 of this License Agreement or under the Agreement for Use of CBOE Index Methodologies between the parties dated July 18, 2008, and accordingly, S&P acknowledges and agrees that it may only use and/or license a CBOE TPMI methodology after separately obtaining the necessary license from the owner of the CBOE TPMI Methodology.

(k) Notwithstanding anything to the contrary in this Addendum No. 1, including Sections 2(f), 3(a), 3(b) and 3(c), CBOE and its Affiliates shall have the exclusive right to grant licenses for third parties to use CBOE TPMIs (including values thereof), S&P Marks and CBOE Marks in connection with (i) creating, issuing, selling, offering, marketing,

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

promoting, and, if applicable, exchange-listing and trading, of Products, and (ii) deriving, maintaining, publishing, calculating and disseminating indexes, indicators and benchmarks (including for use as an investment strategy or benchmark against which to measure the performance of a particular strategy or portfolio) that are based directly or indirectly on such CBOE TPMIs (each a “TPMI Custom Derivative Index” or “TPMI CDI”) and authorizing use of TPMI CDIs as the underlying interests for financial products; provided, however, notwithstanding anything to the contrary in the 1994 Agreement or any other agreement between the parties, (A) any licensing of CBOE TPMIs (including values thereof) to any person for Category I, II and/or IV Products and/or mutual funds shall require S&P’s prior written consent; and (B) any licensing of CBOE TPMIs (including values thereof) and/or prices of Products (including, without limitation, CBOE Products) based on CBOE TPMIs for use as input data for TPMI CDIs and/or authorizing the use of the TPMI CDI as the underlying for Category I, II, III or IV Products or as the underlying interest for any other financial product shall be subject to S&P’s prior written consent.

Any consent request under this subsection (k) shall be specific to a named client, named index, for use with a prescribed scope (e.g., either a named investment product(s) within a specific territory and/or benchmarking).  Any use of a CBOE TPMI as input data for creation of a CBOE Amendment No. 6 Index shall be subject to S&P consent as described in Section 4 of this Agreement.  To obtain S&P’s consent, CBOE shall provide S&P email notice of the proposed client or exchange, index methodology (with a reasonably detailed description thereof), if applicable, product and territory.  S&P shall provide a response to such request within ten (10) business days.  If S&P fails to respond within such ten-day period, then CBOE’s request shall be deemed approved.

In connection with granting licenses to third parties to use CBOE TPMIs for TPMI CDIs and/or Products as described in this Paragraph 2(k), CBOE and its Affiliates shall be permitted to authorize such licensee person or persons to use and refer to the S&P Marks in connection with the trading, marketing and promotion of the Products and with making such disclosure about the Products and the CBOE TPMIs solely as reasonably necessary under any applicable federal or state laws, rules or regulations in order to indicate the source of the CBOE TPMI; provided, however, to be clear, in no event shall CBOE grant any third party a license to use an S&P Mark in name of a TPMI CDI or any financial product based on a TPMI CDI.

(l)CBOE shall cause the disclaimer language set forth in Exhibit E to this Addendum No. 1, or language substantially to the same effect and no less restrictive (any material changes thereto shall be subject to S&P’s approval (not to be unreasonably withheld)) (which may be language also disclaiming liability on behalf of CBOE), to be included in any license agreement pursuant to which CBOE grants any third party a license to use any CBOE TPMI or TPMI CDI for any purpose, and shall, in any such license agreement:  (i) require the licensee to agree on behalf of itself to the disclaimer language set forth in Section 1 of Exhibit E to this Addendum No. 1 and to include the disclaimer language set forth in Section 1 of Exhibit E to this Addendum No. 1, or language substantially to the same effect and no less restrictive (any material changes thereto shall be subject to S&P’s approval (not to be unreasonably withheld)) (which may be language also disclaiming liability on behalf of CBOE), in any prospectus, term sheet, registration statement, informational materials, similar offering document, or contract between the licensee and any third party pertaining to the purpose for which the licensee intends to use the CBOE TPMI or TPMI CDI (the “TPMI Materials”) and (ii) require the licensee to include, in any other informational materials that describe the (e.g., advertisements, brochures, fact sheets,

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

marketing materials, web pages) describing a CBOE TPMI or TPMI CDI or the purpose for which the licensee intends to use such CBOE TPMI or TPMI CDI (also, “TPMI Materials”), the notice/disclaimer language set forth in Section 2 of Exhibit E to this Addendum No. 1, or language substantially to the same effect and no less restrictive (any material thereto shall be subject to S&P’s approval (not to be unreasonably withheld)).  CBOE shall cause the licensee to submit the TPMI Materials for CBOE’s review and approval to ensure the aforementioned disclaimers and trademark notices are included and for other quality control purposes (e.g., to ensure the CBOE TPMI and/or TPMI CDI and each party’s respective role is appropriately described).”

3.Section 2 of Exhibit C to Addendum No. 1 is hereby amended and restated in its entirety as follows:

“2.Pursuant to Section 6(b) of this Addendum No. 1, S&P shall pay fees to CBOE computed as follows:

[*confidential treatment requested*]

For licenses granted by CBOE to third parties for use of CBOE TPMIs as described in Paragraph 2(k) of this Addendum No. 1, CBOE shall pay fees to S&P computed as follows:

[*confidential treatment requested*]

Within sixty (60) days after the end of each calendar quarter, CBOE shall report to S&P in a format to be mutually agreed by the parties, with respect to each licensee of a CBOE TPMI and/or TPMI CDI; (I) the applicable Product and territory for which a Product license has been granted, (II) any exclusivity with respect to such license; (III)  any data license with respect to such CBOE TPMI and/or TPMI CDI; (IV) average fees with respect to such licenses; (V) fees collected from each licensee; and (VI) revenue sharable to S&P.

The parties acknowledge and agree that the Fee Schedule set forth in this Exhibit C shall have effect from and after September 1, 2022.  The parties agree that the terms upon which License Fees are calculated pursuant to this Exhibit C shall be considered confidential information of each party for purposes of Subsection 11(b) of the License Agreement.”

4.The following sentence is hereby added to end of the last paragraph of Exhibit C to Addendum No. 1:

“The parties agree that the fee sharing terms relating to CBOE TPMIs and TPMI CDIs that are described in this Exhibit C and the terms reasonably necessary to understand the licenses that have been granted shall be communicated to the CBOE TPMI methodology licensor but will otherwise be treated as confidential information.”

5.Exhibit D attached to this Amendment No. 22 is hereby incorporated into the License Agreement as Exhibit D to Addendum No. 1.
6.Exhibit E attached to this Amendment No. 22 is hereby incorporated into the License Agreement as Exhibit E to Addendum No. 1.
7.The following sentence is hereby added to the end of Paragraph (a)3 of Exhibit A of Addendum 2 to the Agreement:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Notwithstanding anything to the contrary, CBOE TPMI (as defined in Addendum No. 1 to this Agreement) methodologies shall not be “CBOE Index Methodologies” as defined herein, and accordingly, S&P acknowledges and agrees that it must enter into an agreement with the owner of a CBOE TPMI methodology in order to license it to any person or entity for any purpose.”

8.Terms that are used in this Amendment No. 22 with reference to the 1994 Agreement but not modified or otherwise redefined herein shall have the respective meanings set forth in the 1994 Agreement.  Provisions of the 1994 Agreement not expressly modified by this Amendment will continue in effect.

[signature page follows]

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

The terms and conditions of this Amendment No. 22 to the 1994 Agreement are acknowledged and agreed to:

CBOE EXCHANGE, INC.		S&P DOW JONES INDICES, LLC

Signature:	/s/ Chris Bialka	Signature:	/s/ Bruce Schachne
Name:	Chris Bialka	Name:	Bruce Schachne
Title:	VP, Head of Cboe Global Indices	Title:	Chief Commercial Officer
Date:	8/30/2022	Date:	9/7/2022

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT D

(to Addendum No. 1)

CBOE TPMIs

1.	Cboe Validus S&P 500 Dynamic BuyWrite Index Ticker: [TBD]

Methodology Licensor: Validus Macro Strategies

10 King Street East

Suite 800

Toronto, M5C1 C3

Ontario, Canada

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT E

(to Addendum No. 1)

PASS THROUGH TERMS

1)	Disclaimer and Trademark Notice required for licensees and for inclusion in a licensee’s prospectus, similar offering document or contract with a third party:

“S&P DOW JONES INDICES OR ITS AFFILIATES (“S&P”) IS THE EXCLUSIVE OWNER OF THE S&P 500 INDEX, RELATED DATA AND TRADEMARKS WITH RESPECT THERETO, INCLUDING S&P, S&P 500, US500, 500, THE 500 (COLLECTIVELY, THE “S&P PROPERTY”), AND HAS GRANTED CBOE EXCHANGE, INC. AND ITS AFFILIATES CERTAIN RIGHTS TO USE THE S&P PROPERTY WITH THE [CBOE TPMI/TPMI CDI]. NEITHER S&P, NOR ANY OF ITS AFFILIATES OR THEIR THIRD-PARTY LICENSORS GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE [CBOE TPMI/TPMI CDI] OR ANY DATA RELATED THERETO OR ANY COMMUNICATIONS, INCLUDING, BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD-PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LAIBILITY FOR ANY ERRORS, OMISSIONS OR DELAYS IN THE [CBOE TPMI/TPMI CDI] OR ANY DATA RELATED THERETO. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ANY [CBOE TPMI/TPMI CDI] AND ANY DATA RELATED THERETO. IN NO EVENT WHATSOEVER SHALL S&P, ANY OF ITS AFFILIATES OR ANY OF THEIR THIRD-PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING, BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

The [PRODUCT] is not sponsored, endorsed, sold or promoted by S&P or any of its third-party licensors. Neither S&P nor any of its third-party licensors makes any representation or warranty, express or implied, to any owner of the [Product], or any member of the public regarding the advisability of investing in securities generally or in the [Product] particularly or the ability of the [CBOE TPMI/TPMI CDI] to track the performance of any aspect or segment of the market. S&P’s only relationship to [Licensee] or [Product] with respect to the [CBOE TPMI/TPMI CDI] is the sublicense of certain indices and trademarks of S&P or its third-party licensors for use with the [CBOE TPMI/TPMI CDI], the values of which are determined without regard to [Licensee] or [Product]. S&P, its affiliates and third-party licensors have no obligation to take the needs of [License], any owners of the [Product] or any other person with an interest in the [Product] into consideration in determining the [CBOE TPMI/TPMI CDI]. S&P and its third-party licensors are not responsible for and have not participated in any determination of the prices of the [Product], the amount of the [Product] that is issued or sold by any person, the timing of the issuance or sale of the [Product] or the equation by which the [Product] is to be converted into or redeemed for cash. S&P has no obligation or liability in connection with the administration or marketing of the [Product].

2)	Short Form Notice/Disclaimer:

CERTAIN CONFIDENTIAL INFORMATION (MARKED BY BRACKETS AS “[*confidential treatment requested*]”) HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“S&P Dow Jones Indices or its affiliates (“S&P) is the exclusive owner of the S&P 500 Index, related data and trademarks including, S&P, S&P 500, US500, 500, The 500, and has granted Cboe Exchange, Inc. certain rights to use such intellectual property with the [CBOE TPMI/TPMI CDI]. Any financial products that have the [CBOE TPMI/TPMI CDI] as their underlying interest are not sponsored, endorsed, sold or promoted by S&P and S&P makes no representation regarding the advisability of investing in such products.”